                                                           Exhibit 10.25



                                                           EXECUTED COPY




      AMENDMENT No. 3 dated as of April 23, 2002, to the Credit Agreement dated as of February 23, 2001, as amended (the "Credit Agreement"), among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation (the "Company"), THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, a Canadian corporation (the "Canadian Borrower"), Compass Foods, Inc., Borman's, Inc., Kohl's Food Stores, Inc., Shopwell, Inc., Waldbaum, Inc., Super Fresh Food Markets, Inc. and Super Market Service Corp.(together with the Company, the "U.S. Borrowers" and the U.S. Borrowers together with the Canadian Borrower, the "Borrowers"), the banks party thereto (the "Lenders"), JPMORGAN CHASE BANK (successor to The Chase Manhattan Bank), a New York banking corporation, as agent for the U.S. Lenders (in such capacity, the "U.S. Administrative Agent"), and J.P. MORGAN BANK CANADA formerly known as The Chase Manhattan Bank of Canada, a Canadian chartered bank, as agent for the Canadian Lenders (in such capacity, the "Canadian Administrative Agent").


            A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

            B. The Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

            C. The undersigned Lenders are willing to so amend the Credit Agreement, in each case pursuant to the terms and subject to the conditions set forth herein.

            D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

            In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

            SECTION 1.    Amendments.     (a)  Section 1.01 of the Credit
Agreement is hereby amended by deleting the definition of the term "Availability Period" and substituting in lieu thereof the following:

            "Availability Period" means, with respect to any Lender or its Commitment, the period from and including the Effective Date to but excluding the earlier of the applicable Maturity Date with respect to such Lender or its Commitment and the date of termination of such Commitment; provided that, for purposes of Sections 2.05(a) and 6.08, the term "Availability Period" shall be determined by reference to the Commitments that are scheduled to terminate on the Extended Maturity Date.

            (b) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of the term "Maturity Date" and substituting in lieu thereof the following:

            "Maturity Date" means (a) with respect to any Lender that does not execute Amendment No. 3, or any Commitment, Loan or other extension of credit by such Lender hereunder, December 31, 2003 and (b) with respect to any Lender that executes Amendment No. 3 or any Commitment, Loan or other extension of credit by such Lender hereunder, the Extended Maturity Date. It is understood that, if a Lender executes Amendment No. 3, then the Extended Maturity Date will apply to each Commitment, Loan or other extension of credit thereafter acquired by such Lender (including from a Lender that did not execute Amendment No. 3), and that, if the Extended Maturity Date at any time applies to any Commitment, Loan or other extension of credit hereunder by reason of having been held by a Lender that has executed Amendment No. 3, then the Extended Maturity Date will continue to apply to such Commitment, Loan or other extension of credit (or any interest therein) thereafter, including following any assignment or transfer thereof.

            (c) Section 1.01 of the Credit Agreement is hereby amended by replacing the term "Maturity Date", appearing in the definition of the term "Qualified Preferred Stock", with the term "Extended Maturity Date" in each place in such definition that such term appears.

            (d) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

            "Amendment No. 3" means Amendment No. 3 dated as of April 23, 2002, to this Agreement.

            "Extended Maturity Date" means June 30, 2005.

            (e) Section 2.01 of the Credit Agreement is hereby amended by (i) adding, following the words "Availability Period" appearing in paragraph (a) thereof, the words: "with respect to such U.S. Lender", (ii) adding, following the amount "$425,000,000" appearing in each of paragraphs (a) and (b) thereof the following: "(or, following December 31, 2003, $385,000,000)", (iii) adding, following the words "Availability Period" appearing in paragraph (b) thereof, the words: "with respect to such Canadian Lender" and (iv) replacing the words "during the Availability Period" appearing in paragraph (c) thereof with the words: "from each Lender during the Availability Period with respect to such Lender".

            (f) Section 2.02 of the Credit Agreement is hereby amended by deleting the words "Maturity Date" appearing in paragraph (d) thereof and substituting in lieu thereof the words "Extended Maturity Date".

            (g) Section 2.04 of the Credit Agreement is hereby amended by (i) adding, following the words "Maturity Date" appearing in each of paragraphs (a) and (b) thereof, the words "with respect to such Canadian Lender" and (ii) adding, following the amount "$425,000,000" appearing in paragraph (a) thereof, the following: "(or, following December 31, 2003, $385,000,000)".

            (h) Section 2.05 of the Credit Agreement is hereby amended by (i) adding, following the amount "$425,000,000" appearing in paragraph (b) thereof, the following: "(or, following December 31, 2003, $385,000,000)" and (ii) replacing the words "Maturity Date" appearing in paragraph (c) thereof, with the words "Extended Maturity Date".

            (i) Section 2.05 of the Credit Agreement is hereby further amended by adding, following the amount "$425,000,000" in each instance it appears in paragraph (j) thereof, the following: "(or, following December 31, 2003, $385,000,000)".

            (j) Section 2.08 of the Credit Agreement is hereby amended by (i) deleting paragraph (a) thereof in its entirety and substituting in lieu thereof the following:

            (a) Unless previously terminated, the Commitment of each Lender shall terminate on the Maturity Date with respect to such Commitment.

and (ii) adding, following the amount "$425,000,000" appearing in clause (vi) of paragraph (e) thereof, the following: "(or, following December 31, 2003, $385,000,000)".

            (k) Section 2.09 of the Credit Agreement is hereby amended by adding, following the words "Maturity Date" appearing in paragraph (a) thereof, the words: "applicable to such Loan".

            (l) Section 2.10 of the Credit Agreement is hereby amended by adding at the end thereof the following:

            (g) In the event that, on December 31, 2003, the total U.S. Exposure exceeds the total U.S. Commitments (after giving effect to the reduction in total U.S. Commitments on such date), each of the U.S. Borrowers shall promptly prepay its Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the U.S. Administrative Agent pursuant to Section 2.05(j)) in an aggregate amount equal to such excess.

            (m) Section 2.11 of the Credit Agreement is hereby amended by (i) adding, following the words "Maturity Date" appearing in clause (i) of paragraph
(b) thereof, the words: "with respect to such Lender" and (ii) replacing the words "Maturity Date" appearing in clause (ii) of paragraph (b) thereof, with the words "Extended Maturity Date".

            (n) Section 2.12 of the Credit Agreement is hereby amended by adding, (i) following the words "of any Loan" appearing in clause (ii) of paragraph (e) thereof, the words "of any Lender" and (ii) following the words "Availability Period" appearing in paragraph clause (ii) of paragraph (e) thereof, the words "with respect to such Lender".

            (o) Section 6.08 of the Credit Agreement is hereby amended by deleting the words "Maturity Date" appearing in paragraph (b) thereof and substituting in lieu thereof the words "Extended Maturity Date".

            (p) Paragraph (c) of Section 9.04 of the Credit Agreement is hereby amended by inserting therein, after the second sentence of such paragraph, the following:

      The Administrative Agents also shall indicate in the Register the Maturity Date applicable to each Lender and its Commitments and Loans.

            SECTION 2. Termination of Participations in Letters of Credit. If this Amendment becomes effective as provided herein, and if less than all Lenders execute this Amendment, then it is understood and agreed that, on December 31, 2003, each Lender with respect to which such date is the Maturity Date shall, as of the close of business on such date, be released from its participations in all outstanding Letters of Credit, and the participations in all Letters of Credit outstanding on such date shall be reallocated among the Lenders, as if each such Letter of Credit was being issued on such date, after giving effect to the termination of all Commitments terminating on such date; provided, however, that the foregoing shall not apply if all Commitments have terminated, or deemed to have terminated, on or prior to such date as a result of an Event of Default or otherwise.

            SECTION 3. Representations and Warranties. Each of the Borrowers represents and warrants to the Agents and the Lenders that:

            (a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

            (c) After giving effect to this Amendment, no Event of Default, or event that with notice or lapse of time or both would constitute an Event of Default, has occurred and is continuing.

            SECTION 4. Conditions to Effectiveness. This Amendment shall become effective (as of the date first written above) on the date (the "Amendment Effective Date") when (i) the Agents (or their counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Required Lenders and (ii) the Agents shall have received payment of the amendment fees payable under Section 5 below and any out-of-pocket expenses of the Agents payable by the Borrowers that have been invoiced before the Amendment Effective Date.

            SECTION 5. Fees. The Borrowers agree to pay to each Lender that executes and delivers a copy of this Amendment to the Agents (or their counsel) on or prior to 5:00 p.m. on April [ ], 2002, an amendment fee in an amount equal to 0.25% of such Lender's Commitment (whether used or unused), in each case as of the Amendment Effective Date; provided that the Borrowers shall have no liability for any such amendment fee if this Amendment does not become effective pursuant to Section 3. Such amendment fee shall be payable (i) on the Amendment Effective Date, to each Lender entitled to receive such fee as of the Amendment Effective Date and (ii) in the case of any Lender that becomes entitled to such fee after the Amendment Effective Date, within two Business Days after such Lender becomes entitled to such fee.

            SECTION 6. Expenses. The Borrowers shall reimburse the Agents for their reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees and expenses of Cravath, Swaine & Moore, counsel for the Agents, and McMillan Binch, Canadian counsel for the Agents.

            SECTION 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

            SECTION 8. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

            SECTION 9. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

            SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.





            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.





THE GREAT ATLANTIC & PACIFIC
TEA COMPANY, INC.,

  by

Name:
Title:


THE GREAT ATLANTIC & PACIFIC
 COMPANY OF CANADA, LIMITED,

  by

Name:
Title:


JPMORGAN CHASE BANK,
individually and as U.S. Administrative Agent,

  by

Name:
Title:


J.P. MORGAN BANK CANADA,
as Canadian Administrative Agent,

  by

Name:
Title:

JPMORGAN CHASE BANK, TORONTO BRANCH, as a Lender,

  by

Name:
Title:


COMPASS FOODS, INC.,

   by

Name:
Title:


BORMAN'S, INC.,

   by

Name:
Title:


KOHL'S FOOD STORES, INC.,

   by

Name:
Title:


SHOPWELL, INC.,

   by

Name:
Title:


WALDBAUM, INC.,

  by

Name:
Title:


SUPER FRESH FOOD MARKETS, INC.,

   by

Name:
Title:


SUPER MARKET SERVICE CORP.,

   by

Name:
Title:




SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF APRIL 23, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 23, 2001, as amended, among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, THE OTHER BORROWERS PARTY THERETO, THE LENDERS, JPMORGAN CHASE BANK, as U.S. Administrative Agent, and J.P. MORGAN BANK CANADA, as Canadian Administrative Agent,



Name of Institution: ___________________



by:
   -------------------------------
   Name:
   Title: